EXHIBIT 99

--------------------------------------------------------------------------------
                                                                 August 11, 2003
MORGAN STANLEY
SECURITIZED PRODUCTS GROUP      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS


                                  $621,712,000
                                  Approximately

                          MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2003-NC8


                       MORTGAGE PASS-THROUGH CERTIFICATES



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
                                                                 August 11, 2003
MORGAN STANLEY
Securitized Products Group
--------------------------------------------------------------------------------

                           Approximately $621,712,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2003-NC8

                          MORGAN STANLEY ABS CAPITAL I INC.
                                    Depositor

                      PROVIDENT CONSUMER FINANCIAL SERVICES
                                    Servicer


                             TRANSACTION HIGHLIGHTS

                                                                  Modified
                                  Expected Ratings   Avg Life     Duration                                  Initial
Offered                              (S&P/Fitch/     to Call /    To Call /          Payment Window     Subordination
Classes  Description    Balance       Moody's)      Mty(1)(2)   Mty(1)(2)(3)      To Call / Mty(1)(2)       Level        Benchmark
-------  -----------    -------       --------      ---------   ------------      -------------------       -----        ---------
  A-1    Not Offered  708,882,000    **************************************Not Offered*******************************************
  A-2      Floater    386,901,000    AAA/AAA/Aaa    2.79/3.08    2.71 / 2.97   10/03-08/11 / 10/03-03/21    19.50%      1 Mo. LIBOR
  M-1      Floater     87,118,000      AA/AA/Aa2    5.31/5.87    5.06 / 5.53   12/06-08/11 / 12/06-04/18    13.10%      1 Mo. LIBOR
  M-2      Floater     71,464,000       A/A/A2      5.28/5.78    4.86 / 5.25   11/06-08/11 / 11/06-01/17     7.85%      1 Mo. LIBOR
  M-3      Floater     23,822,000      A-/A-/A3     5.27/5.70    4.80 / 5.12   10/06-08/11 / 10/06-05/15     6.10%      1 Mo. LIBOR
  B-1      Floater     20,418,000   BBB+/BBB+/Baa1  5.26/5.62    4.57 / 4.82   10/06-08/11 / 10/06-08/14     4.60%      1 Mo. LIBOR
  B-2      Floater     14,293,000    BBB/BBB/Baa2   5.26/5.52    4.54 / 4.71   10/06-08/11 / 10/06-09/13     3.55%      1 Mo. LIBOR
  B-3      Floater     17,696,000   BBB-/BBB-/Baa3  5.25/5.35    4.53 / 4.60   10/06-08/11 / 10/06-10/12     2.25%      1 Mo. LIBOR

NOTES:
(1)  Certificates are priced to the 10% optional clean-up call.
(2)  Based on the pricing prepayment speed. See details below.
(3)  Assumes pricing at par.
(4)  Bond sizes subject to a variance of plus or minus 5%.


ISSUER:
       Morgan Stanley ABS Capital I Inc. Trust 2003-NC8.

DEPOSITOR:
       Morgan Stanley ABS Capital I Inc.

ORIGINATOR:
       NC Capital Corporation.

SERVICER:
       PROVIDENT CONSUMER FINANCIAL SERVICES.

TRUSTEE:
       Deutsche Bank National Trust Company.

MANAGERS:
       Morgan Stanley (lead manager), Utendahl Capital Partners, L.P. and Blaylock & Partners, L.P.

RATING AGENCIES:
       Standard & Poor's, Fitch Ratings and Moody's Investors Service.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

OFFERED CERTIFICATES:
       Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates.

EXPECTED CLOSING DATE:
       September 25, 2003 through DTC and Euroclear or Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:
       The 25th of each month, or if such day is not a business day, on the next business day, beginning October 25, 2003.

FINAL SCHEDULED DISTRIBUTION DATE:
       The Distribution Date occurring in September 2033.

DUE PERIOD:
       For any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:
       The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:
       The Trust will consist of two groups of adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:
       Approximately $880.6 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:
       Approximately $480.6 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:
       o FIXED RATE MORTGAGE LOANS: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter
       o      ARM MORTGAGE LOANS: CPR of 25%

CREDIT ENHANCEMENT:
       The Offered Certificates are credit enhanced by:
       1)     Net monthly excess cashflow from the Mortgage Loans,
       2) 2.25% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Delinquency Trigger Event exists, the required overcollateralization will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's required overcollateralization until the distribution date on which a Delinquency Trigger Event no longer exists; provided, further, that if, on any distribution date, a Cumulative Loss Trigger Event exists, the required overcollateralization will be an amount equal to 2.75% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date until the distribution date on which a Cumulative Loss Trigger Event no longer exists, and
       3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 3

SENIOR ENHANCEMENT PERCENTAGE:
       For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution
       Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:
       The later to occur of:
       (x) The earlier of:
              (a)    The Distribution Date occurring in October 2006; and
              (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
       (y)    The  first  Distribution  Date on  which  the  Senior  Enhancement
              Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 39.00%.

TRIGGER EVENT:
       Either a Delinquency Trigger Event or a Cumulative Loss Trigger Event.

DELINQUENCY TRIGGER EVENT:
       A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

CUMULATIVE LOSS TRIGGER EVENT:
       A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

       MONTHS 25- 36            [   ] for the first month, plus an additional
                                1/12th of [  ] for each month thereafter
                                (e.g., [    ] in Month 31)
       MONTHS 37- 48            [  ] for the first month, plus an additional
                                1/12th of [    ] for each month thereafter
                                (e.g., [    ] in Month 43)
       MONTHS 49- 60            [  ] for the first month, plus an additional
                                1/12th of [    ] for each month thereafter
                                (e.g., [    ] in Month 55)
      MONTHS 61- THEREAFTER     [  ]


INITIAL SUBORDINATION PERCENTAGE:
       Class A:        19.50%
       Class M-1:      13.10%
       Class M-2:       7.85%
       Class M-3:       6.10%
       Class B-1:       4.60%
       Class B-2:       3.55%
       Class B-3:       2.25%

OPTIONAL CLEAN-UP CALL:
       When the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:
       For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS A-1 PASS-THROUGH RATE:
       The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
       (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE:
       The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
       (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:
       The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE:
       The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE:
       The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE:
       The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE:
       The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE:
       The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

WAC CAP:
       As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:
       As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:
       As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT:
       As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of:
       (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
       (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
       (iii) Interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC
              Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT:
       As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of:
       (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
       (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
       (iii) Interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC
              Cap).

CLASS M-1, M-2, M-3, B-1, B-2 AND B-3 BASIS RISK CARRY FORWARD AMOUNTS:
       As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates will equal the sum of:
       (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
       (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
       (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON OFFERED CERTIFICATES:
       On each Distribution Date and after payments of servicing and trustee fees and other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:
       (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, FIRST, to the Class A-1 Certificates and SECOND, to the Class A-2 Certificates;
       (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, FIRST, to the Class A-2 Certificates and SECOND, to the Class A-1 Certificates;
       (iii)  To the Class M-1 Certificates, its Accrued Certificate Interest;
       (iv)   To the Class M-2 Certificates, its Accrued Certificate Interest;
       (v)    To the Class M-3 Certificates, its Accrued Certificate Interest;
       (vi)   To the Class B-1 Certificates, its Accrued Certificate Interest;
       (vii) To the Class B-2 Certificates, its Accrued Certificate Interest, and
       (viii) To the Class B-3 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON OFFERED CERTIFICATES:
       On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
       (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
       (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
       (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

       On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
       (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
       (ii)   to the  Class  M-1  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
       (iii)  to the  Class  M-2  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
       (iv)   to the  Class  M-3  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
       (v)    to the  Class  B-1  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
       (vi)   to the  Class  B-2  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
       (vii)  to the  Class  B-3  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

       All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a PRO RATA basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:
       Beginning on the first Distribution Date, and for a period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Offered Certificates.

       For the first 22 months if the 1-month LIBOR rate exceeds 5.850%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 5.850% (on an Actual/360 day count basis) up to a maximum of 240bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 6 months if the 1-month LIBOR rate exceeds 6.850%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.850% (on an Actual/360 day count basis) up to a maximum of 140bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 8 months if the 1-month LIBOR rate exceeds 7.750%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.750% (on an Actual/360 day count basis) up to a maximum of 50bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP PAYMENT ALLOCATION:
       The Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward Amount due to the Offered Certificates on a pro rata basis.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW:
       For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
       (i)    to the Class  M-1  Certificates,  the  unpaid  interest  shortfall amount;
       (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;
       (iii)  to the Class  M-2  Certificates,  the  unpaid  interest  shortfall amount;
       (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;
       (v)    to the Class  M-3  Certificates,  the  unpaid  interest  shortfall amount;
       (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;
       (vii)  to the Class  B-1  Certificates,  the  unpaid  interest  shortfall amount;
       (viii) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;
       (ix)   to the Class  B-2  Certificates,  the  unpaid  interest  shortfall amount;
       (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;
       (xi)   to the Class  B-3  Certificates,  the  unpaid  interest  shortfall amount;
       (xii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;
       (XIII) CONCURRENTLY, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and
       (XIV) SEQUENTIALLY, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:
       For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:
       For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:
       On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT:
       On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS CASHFLOW:
       For  any  Distribution   Date  is  the  amount  of  funds  available  for
       distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:
       For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE:
       For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is
       (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 61.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
       (i) approximately 73.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.30% and
       (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and
       (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
       (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,806,109.

TRUST TAX STATUS:
       REMIC.

ERISA ELIGIBILITY:
       Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:
       It is not anticipated that any of the Offered Certificates will be SMMEA eligible.


PROSPECTUS:
       The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

WEIGHTED AVERAGE LIFE SENSITIVITY
TO CALL

----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----- ----------------------------------------------------------------------------------------------------------------------------

 A-2   WAL (YRS)                     5.38          4.58         3.73          2.79          2.15          1.64          1.25
       FIRST PAYMENT DATE         10/25/2003    10/25/2003   10/25/2003    10/25/2003    10/25/2003    10/25/2003    10/25/2003
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008     9/25/2006
       WINDOW                       1 - 183      1 - 157       1 - 128       1 - 95        1 - 75        1 - 61        1 - 36
----- ----------------------------------------------------------------------------------------------------------------------------

 M-1   WAL                           10.20         8.67         7.01          5.31          4.59          4.55          4.12
       FIRST PAYMENT DATE          9/25/2008    11/25/2007    1/25/2007    12/25/2006     4/25/2007     8/25/2007     9/25/2006
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008    11/25/2007
       WINDOW                      60 - 183      50 - 157     40 - 128       39 - 95       43 - 75       47 - 61       36 - 50
----- ----------------------------------------------------------------------------------------------------------------------------

 M-2   WAL                           10.20         8.67         7.01          5.28          4.43          4.06          4.02
       FIRST PAYMENT DATE          9/25/2008    11/25/2007    1/25/2007    11/25/2006     1/25/2007     2/25/2007     5/25/2007
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008    11/25/2007
       WINDOW                      60 - 183      50 - 157     40 - 128       38 - 95       40 - 75       41 - 61       44 - 50
----- ----------------------------------------------------------------------------------------------------------------------------

 M-3   WAL                           10.20         8.67         7.01          5.27          4.36          3.90          3.71
       FIRST PAYMENT DATE          9/25/2008    11/25/2007    1/25/2007    10/25/2006    12/25/2006     1/25/2007     3/25/2007
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008    11/25/2007
       WINDOW                      60 - 183      50 - 157     40 - 128       37 - 95       39 - 75       40 - 61       42 - 50
----- ----------------------------------------------------------------------------------------------------------------------------

 B-1   WAL                           10.20         8.67         7.01          5.26          4.34          3.85          3.61
       FIRST PAYMENT DATE          9/25/2008    11/25/2007    1/25/2007    10/25/2006    11/25/2006    12/25/2006     1/25/2007
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008    11/25/2007
       WINDOW                      60 - 183      50 - 157     40 - 128       37 - 95       38 - 75       39 - 61       40 - 50
----- ----------------------------------------------------------------------------------------------------------------------------

 B-2   WAL                           10.20         8.67         7.01          5.26          4.33          3.82          3.53
       FIRST PAYMENT DATE          9/25/2008    11/25/2007    1/25/2007    10/25/2006    11/25/2006    11/25/2006    12/25/2006
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008    11/25/2007
       WINDOW                      60 - 183      50 - 157     40 - 128       37 - 95       38 - 75       38 - 61       39 - 50
----- ----------------------------------------------------------------------------------------------------------------------------

 B-3   WAL                           10.19         8.66         7.00          5.25          4.31          3.77          3.47
       FIRST PAYMENT DATE          9/25/2008    11/25/2007    1/25/2007    10/25/2006    10/25/2006    11/25/2006    11/25/2006
       EXPECTED FINAL MATURITY    12/25/2018    10/25/2016    5/25/2014     8/25/2011    12/25/2009    10/25/2008    11/25/2007
       WINDOW                      60 - 183      50 - 157     40 - 128       37 - 95       37 - 75       38 - 61       38 - 50
----------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 12


WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60             75            100           125           150          175
---- ------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL (YRS)                     5.76          4.96           4.07          3.08          2.39          1.86          1.25
       FIRST PAYMENT DATE         10/25/2003    10/25/2003     10/25/2003    10/25/2003    10/25/2003    10/25/2003    10/25/2003
       EXPECTED FINAL MATURITY     2/25/2031     4/25/2029     1/25/2026      3/25/2021     8/25/2017     1/25/2015    9/25/2006
       WINDOW                       1 - 329       1 - 307       1 - 268        1 - 210       1 - 167       1 - 136       1 - 36

---- ------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           11.07         9.49           7.72          5.87          5.03          4.90          5.95
       FIRST PAYMENT DATE          9/25/2008    11/25/2007     1/25/2007     12/25/2006     4/25/2007     8/25/2007    9/25/2006
       EXPECTED FINAL MATURITY     8/25/2028     3/25/2026     9/25/2022      4/25/2018     4/25/2015     2/25/2013    2/25/2013
       WINDOW                      60 - 299      50 - 270       40 - 228      39 - 175      43 - 139      47 - 113      36 - 113

---- ------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           11.00         9.41           7.65          5.78          4.82          4.38          4.33
       FIRST PAYMENT DATE          9/25/2008    11/25/2007     1/25/2007     11/25/2006     1/25/2007     2/25/2007    5/25/2007
       EXPECTED FINAL MATURITY     3/25/2027     8/25/2024     3/25/2021      1/25/2017     3/25/2014     4/25/2012    10/25/2010
       WINDOW                      60 - 282      50 - 251       40 - 210      38 - 160      40 - 126      41 - 103      44 - 85

---- ------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.90         9.31           7.55          5.70          4.69          4.17          3.94
       FIRST PAYMENT DATE          9/25/2008    11/25/2007     1/25/2007     10/25/2006    12/25/2006     1/25/2007    3/25/2007
       EXPECTED FINAL MATURITY    12/25/2024     5/25/2022     3/25/2019      5/25/2015    12/25/2012     3/25/2011    11/25/2009
       WINDOW                      60 - 255      50 - 224       40 - 186      37 - 140      39 - 111       40 - 90      42 - 74

---- ------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.79         9.21           7.46          5.62          4.62          4.07          3.80
       FIRST PAYMENT DATE          9/25/2008    11/25/2007     1/25/2007     10/25/2006    11/25/2006    12/25/2006    1/25/2007
       EXPECTED FINAL MATURITY    10/25/2023     3/25/2021     2/25/2018      8/25/2014     4/25/2012     8/25/2010    6/25/2009
       WINDOW                      60 - 241      50 - 210       40 - 173      37 - 131      38 - 103       39 - 83      40 - 69

---- ------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.64         9.06           7.34          5.52          4.53          3.97          3.67
       FIRST PAYMENT DATE          9/25/2008    11/25/2007     1/25/2007     10/25/2006    11/25/2006    11/25/2006    12/25/2006
       EXPECTED FINAL MATURITY     5/25/2022    11/25/2019     12/25/2016     9/25/2013     7/25/2011     1/25/2010    12/25/2008
       WINDOW                      60 - 224      50 - 194       40 - 159      37 - 120       38 - 94       38 - 76      39 - 63

---- ------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.35         8.80           7.11          5.35          4.38          3.83          3.52
       FIRST PAYMENT DATE          9/25/2008    11/25/2007     1/25/2007     10/25/2006    10/25/2006    11/25/2006    11/25/2006
       EXPECTED FINAL MATURITY    12/25/2020     8/25/2018     11/25/2015    10/25/2012    11/25/2010     7/25/2009    7/25/2008
       WINDOW                      60 - 207      50 - 179       40 - 146      37 - 109       37 - 86       38 - 70      38 - 58
-----------------------------------------------------------------------------------------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 13


CPR SENSITIVITY
TO CALL

----------------------------------------------------------------------------------------
       CPR (%)                                20              25              30
----- ----------------------------------------------------------------------------------

 A-2   WAL (YRS)                             3.25            2.54            2.00
       FIRST PAYMENT DATE                 10/25/2003      10/25/2003      10/25/2003
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                               1 - 117         1 - 92          1 - 75

----- ----------------------------------------------------------------------------------
 M-1   WAL                                   6.36            5.17            4.62
       FIRST PAYMENT DATE                 10/25/2006       1/25/2007       4/25/2007
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                              37 - 117         40 - 92         43 - 75

----- ----------------------------------------------------------------------------------
 M-2   WAL                                   6.36            5.12            4.44
       FIRST PAYMENT DATE                 10/25/2006      11/25/2006       1/25/2007
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                              37 - 117         38 - 92         40 - 75

----- ----------------------------------------------------------------------------------
 M-3   WAL                                   6.36            5.10            4.37
       FIRST PAYMENT DATE                 10/25/2006      11/25/2006      12/25/2006
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                              37 - 117         38 - 92         39 - 75

----- ----------------------------------------------------------------------------------
 B-1   WAL                                   6.36            5.10            4.35
       FIRST PAYMENT DATE                 10/25/2006      10/25/2006      11/25/2006
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                              37 - 117         37 - 92         38 - 75

----- ----------------------------------------------------------------------------------
 B-2   WAL                                   6.36            5.09            4.33
       FIRST PAYMENT DATE                 10/25/2006      10/25/2006      11/25/2006
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                              37 - 117         37 - 92         38 - 75

----- ----------------------------------------------------------------------------------
 B-3   WAL                                   6.36            5.08            4.32
       FIRST PAYMENT DATE                 10/25/2006      10/25/2006      10/25/2006
       EXPECTED FINAL MATURITY             6/25/2013       5/25/2011      12/25/2009
       WINDOW                              37 - 117         37 - 92         37 - 75
----------------------------------------------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 14


CPR SENSITIVITY
TO MATURITY
----------------------------------------------------------------------------------------
       CPR (%)                                20              25              30
----- ----------------------------------------------------------------------------------

 A-2   WAL (YRS)                             3.51            2.76            2.19
       FIRST PAYMENT DATE                 10/25/2003      10/25/2003      10/25/2003
       EXPECTED FINAL MATURITY             5/25/2024       8/25/2020       9/25/2017
       WINDOW                               1 - 248         1 - 203         1 - 168
----- ----------------------------------------------------------------------------------
 M-1   WAL                                   7.02            5.71            5.07
       FIRST PAYMENT DATE                 10/25/2006       1/25/2007       4/25/2007
       EXPECTED FINAL MATURITY             5/25/2021      12/25/2017       5/25/2015
       WINDOW                              37 - 212        40 - 171        43 - 140
----- ----------------------------------------------------------------------------------
 M-2   WAL                                   6.96            5.61            4.85
       FIRST PAYMENT DATE                 10/25/2006      11/25/2006       1/25/2007
       EXPECTED FINAL MATURITY            11/25/2019       9/25/2016       5/25/2014
       WINDOW                              37 - 194        38 - 156        40 - 128
----- ----------------------------------------------------------------------------------
 M-3   WAL                                   6.87            5.52            4.72
       FIRST PAYMENT DATE                 10/25/2006      11/25/2006      12/25/2006
       EXPECTED FINAL MATURITY            12/25/2017       1/25/2015       1/25/2013
       WINDOW                              37 - 171        38 - 136        39 - 112
----- ----------------------------------------------------------------------------------
 B-1   WAL                                   6.78            5.45            4.64
       FIRST PAYMENT DATE                 10/25/2006      10/25/2006      11/25/2006
       EXPECTED FINAL MATURITY            12/25/2016       4/25/2014       5/25/2012
       WINDOW                              37 - 159        37 - 127        38 - 104
----- ----------------------------------------------------------------------------------
 B-2   WAL                                   6.67            5.34            4.54
       FIRST PAYMENT DATE                 10/25/2006      10/25/2006      11/25/2006
       EXPECTED FINAL MATURITY            11/25/2015       5/25/2013       8/25/2011
       WINDOW                              37 - 146        37 - 116         38 - 95
----- ----------------------------------------------------------------------------------
 B-3   WAL                                   6.46            5.17            4.39
       FIRST PAYMENT DATE                 10/25/2006      10/25/2006      10/25/2006
       EXPECTED FINAL MATURITY            10/25/2014       7/25/2012      12/25/2010
       WINDOW                              37 - 133        37 - 106         37 - 87
----------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

    0            -                -                -                 -                -                -                 -
    1           9.56             9.35             9.35             9.35              9.35             9.35             9.35
    2           9.40             9.18             9.18             9.18              9.18             9.18             9.18
    3           9.71             9.45             9.45             9.45              9.45             9.45             9.45
    4           9.51             9.24             9.24             9.24              9.24             9.24             9.24
    5           9.52             9.25             9.25             9.25              9.25             9.25             9.25
    6          10.02             9.72             9.72             9.72              9.72             9.72             9.72
    7           9.53             9.25             9.25             9.25              9.25             9.25             9.25
    8           9.78             9.48             9.48             9.48              9.48             9.48             9.48
    9           9.55             9.25             9.25             9.25              9.25             9.25             9.25
   10           9.79             9.48             9.48             9.48              9.48             9.48             9.48
   11           9.56             9.25             9.25             9.25              9.25             9.25             9.25
   12           9.57             9.25             9.25             9.25              9.25             9.25             9.25
   13           9.82             9.48             9.48             9.48              9.48             9.48             9.48
   14           9.59             9.25             9.25             9.25              9.25             9.25             9.25
   15           9.84             9.48             9.48             9.48              9.48             9.48             9.48
   16           9.61             9.25             9.25             9.25              9.25             9.25             9.25
   17           9.62             9.25             9.25             9.25              9.25             9.25             9.25
   18          10.41             9.99             9.99             9.99              9.99             9.99             9.99
   19           9.64             9.25             9.25             9.25              9.25             9.25             9.25
   20           9.90             9.48             9.48             9.48              9.48             9.48             9.48
   21           9.67             9.25             9.25             9.25              9.25             9.25             9.25
   22           9.92             9.48             9.48             9.48              9.48             9.48             9.48
   23           9.70             9.29             9.29             9.29              9.29             9.29             9.29
   24           9.72             9.29             9.29             9.29              9.29             9.29             9.29
   25          10.01             9.55             9.55             9.55              9.55             9.55             9.55
   26           9.75             9.29             9.29             9.29              9.29             9.29             9.29
   27          10.05             9.55             9.55             9.55              9.55             9.55             9.55
   28           9.79             9.29             9.29             9.29              9.29             9.29             9.29
   29           9.88             9.42             9.42             9.42              9.42             9.42             9.42
   30          10.91            10.38            10.38            10.38             10.38            10.38            10.38
   31           9.93             9.42             9.42             9.42              9.42             9.42             9.42
   32          10.27             9.72             9.72             9.72              9.72             9.72             9.72
   33           9.98             9.42             9.42             9.42              9.42             9.42             9.42
   34          10.33             9.72             9.72             9.72              9.72             9.72             9.72
   35          11.06            10.48            10.48            10.48             10.48            10.48            10.48
   36          11.10            10.48            10.48            10.48             10.48            10.48            10.48


1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry
  Forward Amount divided by the current certificate balance.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

   37          29.59            10.31            10.31             10.31            10.31            10.31             10.31
   38          12.70             9.98             9.98             9.98              9.98             9.98             9.98
   39          13.05            10.31            10.31             10.31            10.31            10.31             10.31
   40          12.56             9.97             9.97             9.97              9.97             9.97             9.97
   41          13.48            11.03            11.03             11.03            11.03            11.03             11.03
   42          14.88            12.21            12.21             12.21            12.21            12.21             12.21
   43          13.44            11.03            11.03             11.03            11.03            11.03             11.03
   44          13.89            11.40            11.40             11.40            11.40            11.40             11.40
   45          13.44            11.03            11.03             11.03            11.03            11.03             11.03
   46          13.89            11.39            11.39             11.39            11.39            11.39             11.39
   47          14.11            11.74            11.74             11.74            11.74            11.74             11.74
   48          14.10            11.74            11.74             11.74            11.74            11.74             11.74
   49          14.57            12.13            12.13             12.13            12.13            12.13             12.13
   50          14.10            11.74            11.74             11.74            11.74            11.74             11.74
   51          14.57            12.13            12.13             12.13            12.13            12.13             12.13
   52          14.10            11.73            11.73             11.73            11.73            11.73             11.73
   53          14.13            11.76            11.76             11.76            11.76            11.76             11.76
   54          15.10            12.57            12.57             12.57            12.57            12.57             12.57
   55          14.13            11.76            11.76             11.76            11.76            11.76             11.76
   56          14.60            12.15            12.15             12.15            12.15            12.15             12.15
   57          14.12            11.76            11.76             11.76            11.76            11.76             11.76
   58          14.59            12.15            12.15             12.15            12.15            12.15             12.15
   59          14.14            11.77            11.77             11.77            11.77            11.77             11.77
   60          14.14            11.77            11.77             11.77            11.77            11.77             11.77
   61          14.61            12.16            12.16             12.16            12.16            12.16             12.16
   62          14.14            11.77            11.77             11.77            11.77            11.77             11.77
   63          14.61            12.16            12.16             12.16            12.16            12.16             12.16
   64          14.14            11.77            11.77             11.77            11.77            11.77             11.77
   65          14.14            11.76            11.76             11.76            11.76            11.76             11.76
   66          15.65            13.02            13.02             13.02            13.02            13.02             13.02
   67          14.13            11.76            11.76             11.76            11.76            11.76             11.76
   68          14.61            12.15            12.15             12.15            12.15            12.15             12.15
   69          14.13            11.76            11.76             11.76            11.76            11.76             11.76
   70          14.60            12.15            12.15             12.15            12.15            12.15             12.15
   71          14.13            11.76            11.76             11.76            11.76            11.76             11.76
   72          14.13            11.76            11.76             11.76            11.76            11.76             11.76
   73          14.60            12.15            12.15             12.15            12.15            12.15             12.15

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry
  Forward Amount divided by the current certificate balance.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

   74          14.13            11.75            11.75             11.75            11.75            11.75             11.75
   75          14.60            12.14            12.14             12.14            12.14            12.14             12.14
   76          14.13            11.75            11.75             11.75            11.75            11.75             11.75
   77          14.13            11.75            11.75             11.75            11.75            11.75             11.75
   78          15.64            13.01            13.01             13.01            13.01            13.01             13.01
   79          14.13            11.75            11.75             11.75            11.75            11.75             11.75
   80          14.60            12.14            12.14             12.14            12.14            12.14             12.14
   81          14.13            11.75            11.75             11.75            11.75            11.75             11.75
   82          14.60            12.14            12.14             12.14            12.14            12.14             12.14
   83          14.13            11.74            11.74             11.74            11.74            11.74             11.74
   84          14.13            11.74            11.74             11.74            11.74            11.74             11.74
   85          14.60            12.13            12.13             12.13            12.13            12.13             12.13
   86          14.13            11.74            11.74             11.74            11.74            11.74             11.74
   87          14.60            12.13            12.13             12.13            12.13            12.13             12.13
   88          14.13            11.74            11.74             11.74            11.74            11.74             11.74
   89          14.13            11.74            11.74             11.74            11.74            11.74             11.74
   90          15.64            12.99            12.99             12.99            12.99            12.99             12.99
   91          14.13            11.73            11.73             11.73            11.73            11.73             11.73
   92          14.60            12.13            12.13             12.13            12.13            12.13             12.13
   93          12.27            11.73            11.73             11.73            11.73            11.73             11.73
   94          12.49            12.12            12.12             12.12            12.12            12.12             12.12
   95          12.11            11.73            11.73             11.73            11.73            11.73             11.73
   96          12.13            11.73            11.73             11.73            11.73            11.73             11.73
   97          12.56            12.12            12.12             12.12            12.12            12.12             12.12
   98          12.18            11.73            11.73             11.73            11.73            11.73             11.73
   99          12.61            12.12            12.12             12.12            12.12            12.12             12.12
   100         12.23            11.73            11.73             11.73            11.73            11.73             11.73
   101         12.25            11.73            11.73             11.73            11.73            11.73             11.73
   102         13.12            12.53            12.53             12.53            12.53            12.53             12.53
   103         12.30            11.72            11.72             11.72            11.72            11.72             11.72
   104         12.74            12.11            12.11             12.11            12.11            12.11             12.11
   105         12.36            11.72            11.72             11.72            11.72            11.72             11.72
   106         12.80            12.11            12.11             12.11            12.11            12.11             12.11
   107         12.41            11.72            11.72             11.72            11.72            11.72             11.72
   108         12.44            11.72            11.72             11.72            11.72            11.72             11.72
   109         12.89            12.11            12.11             12.11            12.11            12.11             12.11
   110         12.50            11.72            11.72             11.72            11.72            11.72             11.72


1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry
  Forward Amount divided by the current certificate balance.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

   111         12.95            12.11            12.11             12.11            12.11            12.11             12.11
   112         12.57            11.72            11.72             11.72            11.72            11.72               -
   113         12.60            11.72            11.72             11.72            11.72            11.72               -
   114         13.99            12.97            12.97             12.97            12.97            12.97               -
   115         12.67            11.71            11.71             11.71            11.71            11.71               -
   116         13.13            12.10            12.10             12.10            12.10            12.10               -
   117         12.75            11.71            11.71             11.71            11.71            11.71               -
   118         13.21            12.10            12.10             12.10            12.10            12.10               -
   119         12.83            11.71            11.71             11.71            11.71            11.71               -
   120         12.87            11.71            11.71             11.71            11.71            11.71               -
   121         13.34            12.10            12.10             12.10            12.10            12.10               -
   122         12.95            11.71            11.71             11.71            11.71            11.71               -
   123         13.43            12.10            12.10             12.10            12.10              -                 -
   124         13.04            11.71            11.71             11.71            11.71              -                 -
   125         13.09            11.71            11.71             11.71            11.71              -                 -
   126         14.54            12.96            12.96             12.96            12.96              -                 -
   127         13.18            11.71            11.71             11.71            11.71              -                 -
   128         13.67            12.10            12.10             12.10            12.10              -                 -
   129         13.28            11.70            11.70             11.70            11.70              -                 -
   130         13.78            12.09            12.09             12.09            12.09              -                 -
   131         13.39            11.70            11.70             11.70            11.70              -                 -
   132         13.44            11.70            11.70             11.70            11.70              -                 -
   133         13.95            12.09            12.09             12.09            12.09              -                 -
   134         13.56            11.70            11.70             11.70              -                -                 -
   135         14.07            12.09            12.09             12.09              -                -                 -
   136         13.68            11.70            11.70             11.70              -                -                 -
   137         13.74            11.70            11.70             11.70              -                -                 -
   138         15.29            12.95            12.95             12.95              -                -                 -
   139         13.87            11.70            11.70             11.70              -                -                 -
   140         14.41            12.09            12.09             12.09              -                -                 -
   141         14.01            11.70            11.70             11.70              -                -                 -
   142         14.55            12.09            12.09             12.09              -                -                 -
   143         14.16            11.70            11.70             11.70              -                -                 -
   144         14.23            11.70            11.70               -                -                -                 -
   145         14.79            12.09            12.09               -                -                -                 -
   146         14.39            11.70            11.70               -                -                -                 -
   147         14.95            12.09            12.09               -                -                -                 -


1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry
  Forward Amount divided by the current certificate balance.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

   148         14.56            11.70            11.70               -                -                -                 -
   149         14.64            11.70            11.70               -                -                -                 -
   150         15.75            12.50            12.50               -                -                -                 -
   151         14.82            11.70            11.70               -                -                -                 -
   152         15.41            12.09            12.09               -                -                -                 -
   153         15.01            11.70            11.70               -                -                -                 -
   154         15.61            12.08            12.08               -                -                -                 -
   155         15.21            11.69            11.69               -                -                -                 -
   156         15.31            11.69            11.69               -                -                -                 -
   157         15.93            12.08            12.08               -                -                -                 -
   158         15.53            11.69            11.69               -                -                -                 -
   159         16.16            12.08            12.08               -                -                -                 -
   160         15.75            11.69            11.69               -                -                -                 -
   161         15.87            11.69            11.69               -                -                -                 -
   162         17.71            12.95            12.95               -                -                -                 -
   163         16.12            11.69            11.69               -                -                -                 -
   164         16.79            12.08            12.08               -                -                -                 -
   165         16.38            11.69              -                 -                -                -                 -
   166         17.06            12.08              -                 -                -                -                 -
   167         16.65            11.69              -                 -                -                -                 -
   168         16.79            11.69              -                 -                -                -                 -
   169         17.50            12.08              -                 -                -                -                 -
   170         17.09            11.70              -                 -                -                -                 -
   171         17.82            12.09              -                 -                -                -                 -
   172         17.40            11.70              -                 -                -                -                 -
   173         17.56            11.70              -                 -                -                -                 -
   174         19.63            12.95              -                 -                -                -                 -
   175         17.90            11.70              -                 -                -                -                 -
   176         18.68            12.09              -                 -                -                -                 -
   177         18.26            11.70              -                 -                -                -                 -
   178         19.06            12.09              -                 -                -                -                 -
   179         18.64            11.70              -                 -                -                -                 -
   180         18.85              -                -                 -                -                -                 -
   181         19.82              -                -                 -                -                -                 -
   182         19.54              -                -                 -                -                -                 -
   183         20.58              -                -                 -                -                -                 -
   184         20.32              -                -                 -                -                -                 -


1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry
  Forward Amount divided by the current certificate balance.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

   185         20.75              -                -                 -                -                -                 -
   186         23.48              -                -                 -                -                -                 -
   187         21.70              -                -                 -                -                -                 -
   188         22.97              -                -                 -                -                -                 -
   189         22.80              -                -                 -                -                -                 -
   190         24.20              -                -                 -                -                -                 -
   191         24.09              -                -                 -                -                -                 -
   192         24.82              -                -                 -                -                -                 -
   193         26.47              -                -                 -                -                -                 -
   194         26.48              -                -                 -                -                -                 -
   195         28.35              -                -                 -                -                -                 -
   196         28.49              -                -                 -                -                -                 -
   197         29.66              -                -                 -                -                -                 -
   198         33.09              -                -                 -                -                -                 -
   199         32.42              -                -                 -                -                -                 -
   200         35.20              -                -                 -                -                -                 -
   201         35.90              -                -                 -                -                -                 -
   202         39.26              -                -                 -                -                -                 -
   203         40.41              -                -                 -                -                -                 -
   204         43.25              -                -                 -                -                -                 -
   205         48.16              -                -                 -                -                -                 -
   206         50.66              -                -                 -                -                -                 -
   207         57.48              -                -                 -                -                -                 -
   208         61.87              -                -                 -                -                -                 -
   209         69.94              -                -                 -                -                -                 -
   210         89.43              -                -                 -                -                -                 -
   211         96.09              -                -                 -                -                -                 -
   212         123.34             -                -                 -                -                -                 -
   213         158.99             -                -                 -                -                -                 -
   214         249.50             -                -                 -                -                -                 -
   215         718.28             -                -                 -                -                -                 -
   216           -                -                -                 -                -                -                 -


1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry
  Forward Amount divided by the current certificate balance.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================


-------------------------------------------------------------------------------
SUMMARY STATISTIC
-------------------------------------------------------------------------------
Number of Mortgage Loans: 8,331
Aggregate Principal Balance ($): 1,361,221,758
Weighted Average Current Mortgage Rate (%): 7.473
Non-Zero Weighted Average Margin (%): 5.593
Non-Zero Weighted Average Maximum Rate (%): 14.370
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 80.18
% First Liens: 98.59
% Owner Occupied: 94.37
% Purchase: 25.08
% Full Doc: 58.52
Non-Zero Weighted Average Credit Score: 600
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                    of             Date        Date      Gross  Remaining   Combined
                              Mortgage        Principal   Principal   Interest       Term   Original
PRODUCT TYPES                    Loans      Balance ($)     Balance   Rate (%)   (months)        LTV
--------------------------------------  ---------------  ----------  --------- ----------  ---------

Fixed - 10 Year                    21        1,321,284         0.1      8.424        118       64.52
Fixed - 15 Year                   191       15,974,284        1.17      7.868        178       72.58
Fixed - 20 Year                   503       29,605,227        2.17      9.828        238       90.22
Fixed - 25 Year                     4          376,813        0.03      9.006        298       81.64
Fixed - 30 Year                 1,725      251,233,443       18.46      7.598        358       77.45
ARM - 2 Year/6 Month            5,660    1,012,002,660       74.35       7.43        358       80.69
ARM - 3 Year/6 Month              162       28,539,174        2.10      7.231        358       81.10
ARM - 10 Year IO/1 Month           65       22,168,873        1.63      4.851        298       79.81
----------------------------------------------------------------------------------------------------
TOTAL:                          8,331    1,361,221,758      100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
RANGE OF GROSS INTEREST        Mortgage       Principal   Principal   Interest       Term   Original
RATES (%)                         Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  ---------------  ----------  --------- ----------  ---------

4.000 - 4.999                        55      18,493,702       1.36      4.774        298       80.13
5.000 - 5.999                       322      77,977,870       5.73      5.691        355       78.32
6.000 - 6.999                     1,975     422,911,943      31.07      6.618        355       79.46
7.000 - 7.999                     2,821     486,890,990      35.77      7.518        354       81.05
8.000 - 8.999                     1,773     235,835,066      17.33      8.449        353       80.22
9.000 - 9.999                       729      75,457,906       5.54      9.447        351       78.56
10.000 - 10.999                     482      33,038,680       2.43     10.648        306       84.08
11.000 - 11.999                     149       8,646,549       0.64     11.586        299       82.20
12.000 - 12.999                      25       1,969,053       0.14     12.339        335       77.67
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Minimum: 4.320
Maximum: 12.990
Weighted Average: 7.473


----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 1 of 7

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
RANGE OF CUT-OFF DATE          Mortgage       Principal   Principal   Interest       Term   Original
PRINCIPAL BALANCES ($)            Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  ---------------  ----------  --------- ----------  ---------

1 - 25,000                           51       1,164,997       0.09     11.179        234       99.25
25,001 - 50,000                     577      23,225,348       1.71      9.587        301       80.84
50,001 - 75,000                   1,041      65,480,028       4.81      8.732        328       78.72
75,001 - 100,000                  1,066      93,814,431       6.89      8.108        345       78.14
100,001 - 125,000                   953     107,302,357       7.88      7.851        353       79.12
125,001 - 150,000                   868     119,267,563       8.76      7.682        355       78.97
150,001 - 175,000                   710     115,060,892       8.45      7.602        355       78.61
175,001 - 200,000                   616     115,620,052       8.49      7.523        356       78.70
200,001 - 225,000                   536     114,025,687       8.38       7.29        355       79.76
225,001 - 250,000                   407      96,681,577       7.10      7.236        356       80.18
250,001 - 275,000                   338      88,509,873       6.50      7.125        355       81.92
275,001 - 300,000                   265      76,279,319       5.60      7.153        356       81.91
300,001 - 325,000                   220      68,964,166       5.07      7.103        356       82.38
325,001 - 350,000                   154      52,011,241       3.82       7.04        354       82.45
350,001 - 375,000                   140      50,633,054       3.72       7.04        357       83.40
375,001 - 400,000                   128      49,835,929       3.66       6.92        354       82.66
400,001 - 425,000                    51      21,184,881       1.56       6.95        355       81.07
425,001 - 450,000                    54      23,653,189       1.74      7.079        356       82.48
450,001 - 475,000                    41      18,945,664       1.39      6.908        356       81.19
475,001 - 500,000                    78      38,432,503       2.82       6.69        353       79.33
500,001 - 750,000                    37      21,129,007       1.55      6.372        345       80.69
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Minimum: 19,955
Maximum: 748,767
Average: 163,392

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
ORIGINAL TERMS (MONTHS)           Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
--------------------------------------- ---------------  ----------  --------- ----------  ---------

120                                  21       1,321,284        0.1      8.424        118       64.52
180                                 191      15,974,284       1.17      7.868        178       72.58
240                                 503      29,605,227       2.17      9.828        238       90.22
300                                  69      22,545,685       1.66       4.92        298       79.84
360                               7,547   1,291,775,277      94.90      7.458        358       80.07
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354


------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
RANGE OF STATED REMAINING      Mortgage       Principal   Principal   Interest       Term   Original
TERMS (MONTHS)                    Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------
109 - 120                            21       1,321,284        0.1      8.424        118       64.52
169 - 180                           191      15,974,284       1.17      7.868        178       72.58
229 - 240                           503      29,605,227       2.17      9.828        238       90.22
289 - 300                            69      22,545,685       1.66       4.92        298       79.84
349 - 360                         7,547   1,291,775,277      94.90      7.458        358       80.07
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
-----------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 359
Weighted Average: 352

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 2 of 7

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
RANGE OF COMBINED ORIGINAL     Mortgage       Principal   Principal   Interest       Term   Original
LTV RATIOS (%)                    Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

<= 10.00                              3         128,255       0.01      7.382        358        8.26
15.01 - 20.00                         9         579,971       0.04      7.284        341       18.51
20.01 - 25.00                         9         643,122       0.05      7.256        308       21.88
25.01 - 30.00                        17       1,209,207       0.09      7.644        342       27.56
30.01 - 35.00                        33       3,082,220       0.23       7.35        327       32.63
35.01 - 40.00                        50       4,872,547       0.36      7.696        352       38.13
40.01 - 45.00                        68       8,162,738       0.60      7.295        349       42.67
45.01 - 50.00                        93      12,897,723       0.95      7.254        345       48.02
50.01 - 55.00                       130      18,600,811       1.37      7.517        346       52.62
55.01 - 60.00                       182      25,951,681       1.91      7.363        352       58.01
60.01 - 65.00                       365      58,240,105       4.28      7.433        350       63.32
65.01 - 70.00                       540      85,871,570       6.31      7.669        352       68.77
70.01 - 75.00                       773     126,497,990       9.29      7.550        352       74.10
75.01 - 80.00                     2,222     363,957,821      26.74      7.347        353       79.61
80.01 - 85.00                     1,590     276,289,138       20.3      7.539        354       84.57
85.01 - 90.00                     1,543     297,109,163      21.83      7.338        356       89.65
90.01 - 95.00                       302      58,519,665       4.30      7.185        355       94.78
95.01 - 100.00                      402      18,608,031       1.37     11.068        236       99.97
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Minimum: 6.60
Maximum: 100.00
Weighted Average: 80.18

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
RANGE OF GROSS MARGINS (%)        Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

Fixed Rate Loans                  2,444     298,511,052      21.93      7.839        335       78.41
<= 3.500                             57      18,665,898       1.37      4.822        298       80.13
3.501 - 4.000                        12       4,578,443       0.34      5.296        310       79.54
4.501 - 5.000                         2         421,060       0.03      6.531        358       70.88
5.001 - 5.500                     3,181     601,807,557      44.21      7.209        358       82.43
5.501 - 6.000                     1,518     272,076,488      19.99      7.337        358       80.17
6.001 - 6.500                       843     128,812,037       9.46      8.136        358       76.29
6.501 - 7.000                       248      33,182,904       2.44      9.117        358       71.70
7.001 - 7.500                        25       3,075,399       0.23      9.593        358       70.85
7.501 - 8.000                         1          90,919       0.01       9.99        358       67.41
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 7.750
Non-Zero Weighted Average: 5.593

----------------------------------------------------------------------------------------------------------------------------------

This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 3 of 7

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
RANGE of MINIMUM MORTGAGE      Mortgage       Principal   Principal   Interest       Term   Original
RATES (%)                         Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

Fixed Rate Loans                  2,444     298,511,052      21.93      7.839        335       78.41
<=5.000                              63      20,067,788       1.47      4.792        302       79.81
5.001 - 5.500                        94      24,500,993       1.80      5.395        349       77.85
5.501 - 6.000                       255      59,959,803       4.40      5.873        358       78.81
6.001 - 6.500                       530     122,068,291       8.97      6.345        358       80.20
6.501 - 7.000                     1,025     218,974,941      16.09      6.828        358       81.34
7.001 - 7.500                     1,003     188,080,899      13.82      7.317        358       81.99
7.501 - 8.000                     1,117     190,929,943      14.03      7.807        358       81.77
8.001 - 8.500                       659      98,162,250       7.21      8.289        358       81.28
8.501 - 9.000                       522      71,193,398       5.23      8.782        358       79.48
9.001 - 9.500                       249      28,371,538       2.08      9.278        358       78.77
9.501 - 10.000                      192      22,127,039       1.63      9.772        358       76.47
10.001 -10.500                       76       7,579,204       0.56      10.31        358       73.83
10.501 - 11.000                      59       6,268,400       0.46     10.792        358       71.09
11.001 - 11.500                      21       2,089,607       0.15     11.334        358       65.19
11.501 - 12.000                      14       1,089,755       0.08     11.823        358       66.51
12.001 - 12.500                       6       1,069,543       0.08     12.303        358       73.60
12.501 - 13.000                       2         177,315       0.01     12.794        358       81.82
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.320
Maximum: 12.870
Non-Zero Weighted Average: 7.370

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
RANGE OF MAXIMUM LOAN          Mortgage       Principal   Principal   Interest       Term   Original
RATES (%)                         Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------
Fixed Rate Loans                  2,444     298,511,052      21.93      7.839        335       78.41
<= 12.500                           159      44,824,295       3.29       5.13        328       78.67
12.501 - 13.000                     255      59,960,366       4.40      5.876        358       78.84
13.001 - 13.500                     536     123,155,972       9.05      6.354        358       80.28
13.501 - 14.000                   1,031     219,714,441      16.14       6.83        358       81.34
14.001 - 14.500                     995     186,848,513      13.73      7.319        358       81.99
14.501 - 15.000                   1,116     190,921,859      14.03       7.81        358       81.76
15.001 - 15.500                     659      98,083,872       7.21      8.292        358       81.26
15.501 - 16.000                     521      71,074,703       5.22      8.783        358       79.49
16.001 - 16.500                     246      27,814,950       2.04      9.277        358       78.68
16.501 - 17.000                     191      22,037,912       1.62      9.772        358       76.44
17.001 - 17.500                      76       7,579,204       0.56      10.31        358       73.83
17.501 - 18.000                      59       6,268,400       0.46     10.792        358       71.09
18.001 - 18.500                      21       2,089,607       0.15     11.334        358       65.19
18.501 - 19.000                      14       1,089,755       0.08     11.823        358       66.51
19.001 - 19.500                       6       1,069,543       0.08     12.303        358       73.60
19.501 - 20.000                       2         177,315       0.01     12.794        358       81.82
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.000
Maximum: 19.870
Non-Zero Weighted Average: 14.370

------------------------------------------------------------------------------------------------------------------------------------

This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 4 of 7

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
INITIAL PERIODIC CAP (%)          Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

Fixed Rate Loans                  2,444     298,511,052      21.93      7.839        335       78.41
1.000                                24       3,639,037       0.27      7.791        358       83.04
1.500                             5,797   1,036,625,931      76.15      7.423        358       80.69
3.000                                66      22,445,738       1.65      4.882        298       79.75
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.530

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
SUBSEQEUNT PERIODIC CAP (%)       Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

Fixed Rate Loans                  2,444     298,511,052      21.93      7.839        335       78.41
1.000                                25       3,915,903       0.29      7.763        358       82.48
1.500                             5,797   1,036,625,931      76.15      7.423        358       80.69
3.000                                65      22,168,873       1.63      4.851        298       79.81
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.529

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
NEXT RATE ADJUSTMENT DATES        Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

Fixed Rate                        2,444     298,511,052      21.93      7.839        335       78.41
Aug-2003                             65      22,168,873       1.63      4.851        298       79.81
Apr-2005                              1         459,375       0.03      7.100        355       90.00
May-2005                             51       9,720,693       0.71      7.534        356       82.84
Jun-2005                            898     166,226,396      12.21      7.425        357       80.87
Jul-2005                          4,708     835,300,622      61.36      7.430        358       80.63
Aug-2005                              2         295,575       0.02      7.416        359       70.69
May-2006                              3         596,694       0.04      7.197        356       74.53
Jun-2006                             27       5,621,452       0.41      7.304        357       80.81
Jul-2006                            132      22,321,027       1.64      7.214        358       81.35
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 20050622

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 5 of 7

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
GEOGRAPHIC DISTRIBUTION OF     Mortgage       Principal   Principal   Interest       Term   Original
MORTGAGED PROPERTIES              Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------

California                        2,577     565,754,269      41.56      7.152        353       80.08
Florida                             665      81,635,737        6.0      7.861        352       80.77
New York                            357      80,331,996        5.9      7.356        353       77.71
Illinois                            367      59,361,903       4.36      7.507        354       80.32
Texas                               585      55,888,553       4.11      8.204        331       78.73
Massachusetts                       238      50,122,617       3.68      7.296        355       77.21
New Jersey                          243      47,150,371       3.46      7.645        350       77.86
Michigan                            404      46,762,394       3.44      7.943        356       79.92
Washington                          178      28,442,256       2.09      7.336        350       82.43
Virginia                            142      28,265,856       2.08      7.271        352       82.28
Colorado                            143      23,189,945       1.70      7.479        351       82.05
Maryland                            136      23,018,875       1.69      7.591        352       80.34
Connecticut                         121      21,582,032       1.59      7.487        356       81.11
Ohio                                191      19,116,262       1.40      8.058        354       82.77
Minnesota                           127      18,256,175       1.34       7.54        354       80.87
Other                             1,857     212,342,517      15.60      7.897        352       81.59
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352      80.18
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
OCCUPANCY                         Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------
Primary                           7,807   1,284,577,887      94.37      7.472        352       80.40
Investment                          495      70,598,494       5.19      7.537        353       76.50
Second Home                          29       6,045,377       0.44      7.023        354       76.85
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
PROPERTY TYPE                     Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------
Single Family Residence           6,595   1,043,895,852      76.69      7.503        352       80.04
PUD                                 766     138,958,382      10.21      7.445        350       82.17
2-4 Family                          516     109,040,962       8.01      7.338        354       78.52
Condo                               454      69,326,563       5.09      7.306        351       81.02
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
LOAN PURPOSE                      Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------
Refinance - Cashout               4,838     799,060,080      58.70      7.549        352       78.25
Purchase                          2,114     341,370,944      25.08      7.283        350       84.62
Refinance - Rate Term             1,379     220,790,734      16.22      7.494        353       80.32
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 6 of 7

                                                                  MORGAN STANLEY
2003-NC8
All records
================================================================================

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
DOCUMENTATION LEVEL               Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------  ----------  --------- ----------  ---------
Full                              5,304     796,574,172      58.52      7.383        352       80.59
Stated Documentation              2,675     499,084,141      36.66      7.639        352       79.28
Limited                             352      65,563,445       4.82      7.315        353       82.13
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
CREDIT SCORE                      Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------   ---------   --------  ---------   --------
500 - 524                           912     127,757,847       9.39      8.384        355       74.46
525 - 549                         1,256     185,491,183      13.63      8.151        355       77.76
550 - 574                         1,284     203,804,964      14.97      7.708        355       79.53
575 - 599                         1,177     192,713,196      14.16      7.577        354       80.16
600 - 624                         1,148     196,341,647      14.42      7.180        353       81.78
625 - 649                         1,030     179,756,421      13.21      7.085        350       82.42
650 - 674                           728     127,391,868       9.36      6.985        349       82.33
675 - 699                           379      66,549,202       4.89      6.840        346       82.62
700 - 724                           200      39,468,317       2.90      6.503        338       82.40
725 - 749                           123      24,078,359       1.77      6.561        338       82.59
750 - 774                            58      10,726,933       0.79      6.558        342       82.37
775 - 799                            32       6,759,773       0.50      6.327        338       80.90
800 +                                 4         382,046       0.03      7.163        358       63.37
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 600

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
PREPAYMENT PENALTY TERM           Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------   ---------   --------  ---------   --------

0                                 1,631     246,401,623      18.10      7.556        343       79.67
12                                  598     132,841,475       9.76      7.206        353       80.74
24                                4,713     799,487,891      58.73      7.456        356       80.87
36                                1,389     182,490,770      13.41      7.632        344       77.46
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
-------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25

------------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted   Weighted   Weighted
                                 Number         Cut-off     Cut-off    Average    Average    Average
                                     of            Date        Date      Gross  Remaining   Combined
                               Mortgage       Principal   Principal   Interest       Term   Original
LIEN POSITION                     Loans     Balance ($)     Balance   Rate (%)   (months)        LTV
---------------------------------------  --------------   ---------   --------  ---------   --------

1st Lien                          7,917   1,342,079,808      98.59      7.422        354        79.9
2nd Lien                            414      19,141,950       1.41     11.074        236        99.8
----------------------------------------------------------------------------------------------------
TOTAL:                            8,331   1,361,221,758     100.00      7.473        352       80.18
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 7 of 7


2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================


-----------------------------------------------------
SUMMARY STATISTICS
-----------------------------------------------------
Number of Mortgage Loans: 2,801
Aggregate Principal Balance ($): 480,623,118
Weighted Average Current Mortgage Rate (%): 7.513
Non-Zero Weighted Average Margin (%): 5.487
Non-Zero Weighted Average Maximum Rate (%): 14.064
Weighted Average Stated Original Term (months): 348
Weighted Average Stated Remaining Term (months): 346
Weighted Average Combined Original LTV (%): 81.33
% First Liens: 96.02
% Owner Occupied: 95.84
% Purchase: 27.15
% Full Doc: 60.83
Non-Zero Weighted Average Credit Score: 605
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate    Weighted     Weighted   Weighted
                                      Number        Cut-off     Cut-off     Average      Average    Average
                                          of           Date        Date       Gross    Remaining   Combined
                                    Mortgage      Principal   Principal    Interest         Term   Original
PRODUCT TYPES                          Loans    Balance ($)     Balance    Rate (%)     (Months)        LTV
-----------------------------------------------------------------------------------------------------------

Fixed - 10 Year                           18      1,145,167        0.24       8.527        118        65.89
Fixed - 15 Year                          119      8,833,143        1.84       8.393        178        75.66
Fixed - 20 Year                          461     24,053,827        5.00      10.446        238        94.02
Fixed - 25 Year                            3        288,937        0.06       8.586        298        82.14
Fixed - 30 Year                          999    132,208,790       27.51       7.988        358        78.42
ARM - 2 Year/6 Month                   1,130    289,785,984       60.29       7.183        358        81.94
ARM - 3 Year/6 Month                      34      8,441,449        1.76        6.92        358        81.19
ARM - 10 Year IO/1 Month                  37     15,865,821        3.30        4.86        298        79.60
-----------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118      100.00       7.513        346        81.33
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate    Weighted     Weighted   Weighted
                                      Number        Cut-off     Cut-off     Average      Average    Average
                                          of           Date        Date       Gross    Remaining   Combined
                                    Mortgage      Principal   Principal    Interest         Term   Original
RANGE OF GROSS INTEREST RATES (%)      Loans    Balance ($)     Balance    Rate (%)     (Months)        LTV
-----------------------------------------------------------------------------------------------------------

4.000 - 4.999                             30     12,678,000       2.64       4.766        298        79.91
5.000 - 5.999                            101     34,384,320       7.15       5.686        352        79.35
6.000 - 6.999                            499    145,525,240      30.28       6.607        356        81.19
7.000 - 7.999                            717    150,607,870      31.34       7.521        353        81.49
8.000 - 8.999                            646     82,272,467      17.12       8.457        346        79.87
9.000 - 9.999                            319     28,379,302        5.9       9.476        339        79.43
10.000 - 10.999                          355     19,799,183       4.12      10.779        272        91.87
11.000 - 11.999                          114      5,470,930       1.14      11.681        265        91.21
12.000 - 12.999                           20      1,505,807       0.31      12.308        328        77.46
----------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346        81.33
--------------------------------------------------------------------------------------------------------------
Minimum: 4.320
Maximum: 12.990
Weighted Average: 7.513

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 1 of 7

2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
RANGE OF CUT-OFF DATE               Mortgage      Principal   Principal   Interest        Term   Original
PRINCIPAL BALANCES ($)                 Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

1 - 25,000                                51      1,164,997       0.24      11.179        234       99.25
25,001 - 50,000                          390     15,184,531       3.16      10.072        276       86.15
50,001 - 75,000                          490     30,469,142       6.34       9.251        307       81.97
75,001 - 100,000                         371     32,293,793       6.72       8.512        332       79.80
100,001 - 125,000                        251     28,366,197       5.90        8.06        347       79.77
125,001 - 150,000                        190     25,828,364       5.37       7.878        350       80.51
150,001 - 175,000                        113     18,292,309       3.81       7.942        351       77.60
175,001 - 200,000                         87     16,386,832       3.41       7.726        354       78.42
200,001 - 225,000                         82     17,514,853       3.64        7.57        352       79.25
225,001 - 250,000                         39      9,275,031       1.93       7.533        358       79.99
250,001 - 275,000                         38      9,977,533       2.08       7.378        350       81.32
275,001 - 300,000                         30      8,667,046       1.80       7.438        358       79.09
300,001 - 325,000                         42     13,316,743       2.77       7.239        358       83.83
325,001 - 350,000                        139     46,937,601       9.77       7.006        354       82.77
350,001 - 375,000                        125     45,163,246       9.40       7.025        356       83.15
375,001 - 400,000                        115     44,743,228       9.31       6.878        353       82.42
400,001 - 425,000                         48     19,932,985       4.15       6.951        355       81.53
425,001 - 450,000                         53     23,203,886       4.83       7.074        356       82.33
450,001 - 475,000                         39     18,015,256       3.75       6.942        356       81.44
475,001 - 500,000                         74     36,512,244       7.60       6.667        353       79.42
500,001 - 750,000                         34     19,377,302       4.03       6.299        344       81.02
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------
Minimum: 19,955
Maximum: 748,767
Average: 171,590

-----------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
ORIGINAL TERMS (MONTHS)                Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------
120                                       18      1,145,167       0.24       8.527        118       65.89
180                                      119      8,833,143       1.84       8.393        178       75.66
240                                      461     24,053,827       5.00      10.446        238       94.02
300                                       40     16,154,758       3.36       4.927        298       79.64
360                                    2,163    430,436,222      89.56       7.425        358       80.84
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 348

-----------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
RANGE OF STATED REMAINING           Mortgage      Principal   Principal   Interest        Term   Original
TERMS (MONTHS)                         Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

109 - 120                                 18      1,145,167       0.24       8.527        118       65.89
169 - 180                                119      8,833,143       1.84       8.393        178       75.66
229 - 240                                461     24,053,827       5.00      10.446        238       94.02
289 - 300                                 40     16,154,758       3.36       4.927        298       79.64
349 - 360                              2,163    430,436,222      89.56       7.425        358       80.84
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 358
Weighted Average: 346

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 2 of 7

2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
RANGE OF COMBINED                   Mortgage      Principal   Principal   Interest        Term   Original
ORIGINAL LTV RATIOS (%)                Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

<= 10.00                                   2         69,860       0.01       8.077        358        6.80
15.01 - 20.00                              2        114,966       0.02       8.484        275       19.27
20.01 - 25.00                              3        180,594       0.04       7.987        334       22.98
25.01 - 30.00                              1         41,552       0.01        8.49        118       28.00
30.01 - 35.00                             10        860,880       0.18        7.97        318       32.72
35.01 - 40.00                             11        616,167       0.13       8.743        327       38.81
40.01 - 45.00                             18      1,802,813       0.38        7.91        331       42.00
45.01 - 50.00                             30      3,929,687       0.82       7.136        330       48.23
50.01 - 55.00                             38      5,600,799       1.17       7.947        352       52.59
55.01 - 60.00                             57      8,010,266       1.67       7.337        349       57.93
60.01 - 65.00                            101     19,366,756       4.03       7.401        346       63.11
65.01 - 70.00                            154     26,339,429       5.48       7.531        348       68.70
70.01 - 75.00                            237     44,763,479       9.31        7.40        347       73.92
75.01 - 80.00                            687    120,475,022      25.07       7.384        348       79.58
80.01 - 85.00                            486     99,759,038      20.76       7.413        351       84.53
85.01 - 90.00                            453    106,236,380       22.1       7.242        356       89.66
90.01 - 95.00                            109     23,847,397       4.96       7.223        353       94.77
95.01 - 100.00                           402     18,608,031       3.87      11.068        236       99.97
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------
Minimum: 6.60
Maximum: 100.00
Weighted Average: 81.33

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
RANGE OF GROSS MARGINS (%)             Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Fixed Rate Loans                       1,600    166,529,865      34.65       8.369        329       80.45
<= 3.500                                  30     12,678,000       2.64       4.766        298       79.91
3.501 - 4.000                              8      3,789,951       0.79       5.248        307       79.42
5.001 - 5.500                            660    185,360,166      38.57       6.985        358       83.29
5.501 - 6.000                            303     76,218,927      15.86       7.173        358       81.18
6.001 - 6.500                            144     27,828,208       5.79       7.907        358       76.92
6.501 - 7.000                             51      7,544,207       1.57       9.032        358       74.78
7.001 - 7.500                              5        673,794       0.14      10.621        358       69.39
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000
Maximum: 7.250
Non-Zero Weighted Average: 5.487

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 3 of 7

2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
RANGE OF                            Mortgage      Principal   Principal   Interest        Term   Original
MINIMUM MORTGAGE RATES (%)             Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Fixed Rate Loans                       1,600    166,529,865      34.65       8.369        329       80.45
<=5.000                                   30     12,678,000       2.64       4.766        298       79.91
5.001 - 5.500                             34     12,422,233       2.58       5.372        342       78.95
5.501 - 6.000                             81     26,224,584       5.46       5.886        358       79.52
6.001 - 6.500                            134     42,374,962       8.82       6.343        358       81.41
6.501 - 7.000                            237     72,702,963      15.13       6.821        358       83.29
7.001 - 7.500                            196     53,505,235      11.13       7.288        358       83.38
7.501 - 8.000                            210     49,778,394      10.36       7.812        358       82.55
8.001 - 8.500                            112     21,496,946       4.47       8.285        358       81.76
8.501 - 9.000                             78     12,097,430       2.52       8.754        358       79.23
9.001 - 9.500                             32      3,987,187       0.83       9.307        358       81.00
9.501 - 10.000                            29      3,667,684       0.76       9.756        358       74.07
10.001 -10.500                            13      1,025,031       0.21      10.287        358       73.07
10.501 - 11.000                            8        931,106       0.19      10.816        358       72.02
11.001 - 11.500                            1        177,878       0.04       11.20        358       61.17
11.501 - 12.000                            3        240,008       0.05      11.892        358        72.4
12.001 - 12.500                            3        783,612       0.16      12.331        358       72.65
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.320
Maximum: 12.500
Non-Zero Weighted Average: 7.058

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
RANGE OF                            Mortgage      Principal   Principal   Interest        Term   Original
MAXIMUM LOAN RATES (%)                 Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,600    166,529,865      34.65       8.369        329       80.45
<= 12.500                                 64     25,100,233       5.22       5.066        320       79.43
12.501 - 13.000                           81     26,224,584       5.46       5.886        358       79.52
13.001 - 13.500                          135     42,709,217       8.89       6.349        358       81.48
13.501 - 14.000                          237     72,702,963      15.13       6.821        358       83.29
14.001 - 14.500                          195     53,170,980      11.06       7.289        358       83.34
14.501 - 15.000                          210     49,778,394      10.36       7.812        358       82.55
15.001 - 15.500                          112     21,442,954       4.46       8.290        358       81.80
15.501 - 16.000                           79     12,321,157       2.56       8.749        358       79.24
16.001 - 16.500                           31      3,817,451       0.79       9.308        358       80.82
16.501 - 17.000                           29      3,667,684       0.76       9.756        358       74.07
17.001 - 17.500                           13      1,025,031       0.21      10.287        358       73.07
17.501 - 18.000                            8        931,106       0.19      10.816        358       72.02
18.001 - 18.500                            1        177,878       0.04       11.20        358       61.17
18.501 - 19.000                            3        240,008       0.05      11.892        358       72.40
19.001 - 19.500                            3        783,612       0.16      12.331        358       72.65
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.000
Maximum: 19.500
Non-Zero Weighted Average: 14.064

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 4 of 7

2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
INITIAL PERIODIC CAP (%)               Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Fixed Rate Loans                       1,600    166,529,865      34.65       8.369        329       80.45
1.000                                      2        503,991       0.10       7.808        358       88.32
1.500                                  1,162    297,723,441      61.95       7.174        358       81.91
3.000                                     37     15,865,821       3.30       4.860        298       79.60
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118        100       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.575

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
SUBSEQEUNT PERIODIC CAP (%)            Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Fixed Rate Loans                       1,600    166,529,865      34.65       8.369        329       80.45
1.000                                      2        503,991       0.10       7.808        358       88.32
1.500                                  1,162    297,723,441      61.95       7.174        358       81.91
3.000                                     37     15,865,821       3.30       4.860        298       79.60
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.575

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
NEXT RATE ADJUSTMENT DATES             Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate                             1,600    166,529,865      34.65       8.369        329       80.45
August 2003                               37     15,865,821       3.30       4.860        298       79.60
April 2005                                 1        459,375       0.10       7.100        355       90.00
May 2005                                  13      3,472,523       0.72       7.393        356       82.98
June 2005                                173     47,141,347       9.81       7.191        357       82.18
July 2005                                943    238,712,739      49.67       7.178        358       81.86
June 2006                                  7      2,316,300       0.48       6.867        357       85.66
July 2006                                 27      6,125,148       1.27       6.940        358       79.50
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 20050603

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 5 of 7

2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
GEOGRAPHIC DISTRIBUTION OF          Mortgage      Principal   Principal   Interest        Term   Original
MORTGAGED PROPERTIES                   Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

California                               788    206,821,710      43.03       7.145        348       82.43
Florida                                  249     30,381,614       6.32       7.865        346       79.74
Texas                                    332     29,460,087       6.13        8.40        320       78.39
New York                                  96     23,935,528       4.98       7.341        349       76.32
New Jersey                                75     16,045,145       3.34       7.702        350       78.23
Michigan                                 116     14,894,718       3.10       7.833        355       79.49
Illinois                                  85     13,928,576       2.90       7.477        348       80.77
Massachusetts                             57     13,308,620       2.77       7.225        348       80.92
Virginia                                  49     12,328,996       2.57       7.092        346       83.12
Connecticut                               58     11,590,248       2.41       7.618        355       80.43
Washington                                61     10,173,043       2.12       7.354        337       84.58
Colorado                                  55      8,406,940       1.75       7.647        346       82.12
Maryland                                  40      7,127,656       1.48       7.887        348       83.42
Oregon                                    52      6,155,545       1.28       7.454        331       80.81
Georgia                                   41      6,077,288       1.26       8.145        348       82.67
Other                                    647     69,987,403      14.56       8.057        346       82.00
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
OCCUPANCY                              Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Primary                                2,660    460,618,131      95.84       7.517        346       81.49
Investment                               127     15,937,235       3.32       7.609        345       77.85
Second Home                               14      4,067,752       0.85       6.704        353       77.21
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
PROPERTY TYPE                          Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Single Family Residence                2,297    384,780,717      80.06       7.551        346      81.07
PUD                                      331     65,231,716      13.57       7.424        345      83.18
Condo                                    148     21,422,255       4.46       7.471        340      80.26
2-4 Family                                25      9,188,430       1.91       6.654        350      81.56
--------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00        7.513        346     81.33
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
LOAN PURPOSE                           Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Refinance - Cashout                    1,547    269,930,753      56.16       7.575        348       79.14
Purchase                                 807    130,479,311      27.15       7.396        339       85.95
Refinance - Rate Term                    447     80,213,054      16.69       7.493        350       81.18
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 6 of 7

2003-NC8                                                          MORGAN STANLEY
GROUP 2
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
DOCUMENTATION LEVEL                    Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

Full                                   1,958    292,358,769      60.83       7.505        346       81.68
Stated Documentation                     731    163,002,942      33.91       7.554        346       80.27
Limited                                  112     25,261,408       5.26       7.336        348       84.11
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
CREDIT SCORE                           Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------
500 - 524                                276     37,317,448       7.76       8.496        351       74.24
525 - 549                                410     63,567,360      13.23       8.141        352       78.32
550 - 574                                387     67,051,784      13.95       7.764        351       80.24
575 - 599                                373     64,472,356      13.41       7.645        351       80.94
600 - 624                                393     74,286,290      15.46       7.269        348       82.16
625 - 649                                386     67,226,654      13.99       7.294        345       84.40
650 - 674                                261     47,062,632       9.79       7.102        340       83.99
675 - 699                                152     26,215,459       5.45       6.990        334       84.46
700 - 724                                 73     14,995,727       3.12       6.368        321       83.34
725 - 749                                 54     11,338,518       2.36       6.342        325       84.47
750 - 774                                 19      3,472,177       0.72       6.897        332       84.85
775 - 799                                 15      3,394,918       0.71       6.485        329       81.85
800 +                                      2        221,795       0.05       7.056        358       76.88
---------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 605

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
PREPAYMENT PENALTY TERM                Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------
0                                        759    107,582,361      22.38       7.607        332       80.01
12                                       204     53,854,006      11.21       7.161        351       82.07
24                                     1,081    229,802,260      47.81       7.337        353       82.65
36                                       757     89,384,491      18.60       8.064        341       79.07
----------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
----------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25

------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                                   Aggregate  Aggregate   Weighted    Weighted   Weighted
                                      Number        Cut-off     Cut-off    Average     Average    Average
                                          of           Date        Date      Gross   Remaining   Combined
                                    Mortgage      Principal   Principal   Interest        Term   Original
LIEN POSITION                          Loans    Balance ($)     Balance   Rate (%)    (Months)        LTV
---------------------------------------------------------------------------------------------------------

1st Lien                               2,387    461,481,168      96.02       7.365        350       80.57
2nd Lien                                 414     19,141,950       3.98      11.074        236       99.80
----------------------------------------------------------------------------------------------------------
TOTAL:                                 2,801    480,623,118     100.00       7.513        346       81.33
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors in order to assist them in determining  whether they have an interest in the type of security  described  herein. It has been prepared solely for information purposes  and is not an  offer to buy or sell or a  solicitation  of an offer to buy or sell  any  security  or  instrument  or to participate  in any trading  strategy.  This material is based on  information  that Morgan  Stanley & Co.  Incorporated  ("Morgan
Stanley") considers  reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information,  or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum,  as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective  purchasers are referred. In the event of any such  offering,  this  information  shall be deemed  superseded,  amended and  supplemented  in its  entirety by such
Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information,  including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transaction in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform  investment  banking  services for the issuers of such  securities and  instruments.  Past performance  is not  necessarily  indicative of future  results.  Price and  availability  are subject to change  without  notice.
Information  contained in this material is current as of the date  appearing on this material  only.  Information in this material regarding any assets backing any  securities  discussed  herein  supercedes all prior  information  regarding such assets.  Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley  International  Limited, a member of The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative  about the investments  concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 7 of 7